VOYA MUTUAL FUNDS

Voya Diversified Emerging Markets Debt Fund

Voya Global Bond Fund

Voya Global Corporate Leaders® 100 Fund

Voya Global Equity Fund

Voya Global High Dividend Low Volatility Fund

Voya Global Perspectives Fund

Voya Global Real Estate Fund

Voya International Real Estate Fund

VOYA SERIES FUND, INC.

Voya Global Target Payment Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated October 3, 2017

to the Class T Statements of Additional Information (each an “SAI” and collectively “SAIs”)

for the above named Funds each dated May 31, 2017

Effective immediately the fourth paragraph of the section entitled “Supplemental Description of Fund Investments and Risks – Investment Techniques – Securities Lending” of the SAIs is deleted and replaced with the following as indicated below:

SAIs for Voya Diversified Emerging Markets Debt Fund, Voya Global Perspectives Fund and Voya Global Target Payment Fund:

During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays the Underlying Fund a substitute payment equal to any interest or dividends the Underlying Fund would have received directly from the issuer of the security if the Underlying Fund had not loaned the security. When an Underlying Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for: (i) treatment as “qualified dividend income” in the hands of individuals; or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser therefore may cause an Underlying Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. By doing so, the Underlying Fund would receive the dividend directly from the issuer of the securities, rather than a substitute payment from the borrower of the securities, and thereby preserve the possibility of those tax benefits for certain Underlying Fund shareholders. The Underlying Fund’s shares may be held by affiliates of the Adviser, and the Adviser’s termination of securities loans under these circumstances (resulting in the Underlying Fund’s foregoing income from the loans after the termination) may provide an economic benefit to those affiliates.

SAI for all other Funds:

During the time a security is on loan and the issuer of the security makes an interest or dividend payment, the borrower pays a Fund a substitute payment equal to any interest or dividends the Fund would have received directly from the issuer of the security if the Fund had not loaned the security. When a Fund receives dividends directly from domestic or certain foreign corporations, a portion of the dividends paid by the Fund itself to its shareholders and attributable to those dividends (but not the portion attributable to substitute payments) may be eligible for (i) treatment as “qualified dividend income” in the hands of individuals or (ii) the federal dividends received deduction in the hands of corporate shareholders. The Adviser therefore may cause a Fund to terminate a securities loan – and forego any income on the loan after the termination – in anticipation of a dividend payment. By doing so, a Fund would receive the dividend directly from the issuer of the securities, rather than a substitute payment from the borrower of the securities, and thereby preserve the possibility of those tax benefits for certain Fund shareholders. A Fund’s shares may be held by affiliates of the Adviser, and the Adviser’s termination of securities loans under these circumstances (resulting in the Fund’s foregoing income from the loans after the termination) may provide an economic benefit to those affiliates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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